SONIC AUTOMOTIVE Updated October 29, 2026 Investor Presentation | Third Quarter 2026 EXHIBIT 99.2

NYSE SAH Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the potential impact of tariffs on new vehicle pricing, inventory levels, and consumer demand, our anticipated future new vehicle unit sales volume, revenues and profitability (including per unit data), our anticipated future used vehicle unit sales volume, revenues and profitability (including per unit data), future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, targeted increases to our technician headcount, hybrid and electric vehicle trends and related GPU headwinds, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, anticipated industry used vehicle supply, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, risks associated with tariffs, import product restrictions and foreign trade risks, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and fluctuations in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the other risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

Sonic Automotive Company Overview

NYSE: SAH – A Fortune 300 Diversified Automotive Retailer

- Our Franchised Dealerships Segment is a full-service automotive retail business with a diversified brand portfolio and multiple strategic growth levers
  - 108 locations - $12.9 billion in FY 2025 revenues
- Our EchoPark Segment provides high growth potential in a highly fragmented pre-owned vehicle market
  - 18 locations - $2.1 billion in FY 2025 revenues
- Our Powersports Segment represents an early-stage consolidation growth opportunity at attractive multiples
  - 20 locations** - $203 million in FY 2025 revenues
- We believe our diversified business model provides balanced growth opportunities across our Franchised Dealerships, EchoPark and Powersports Segments that differentiates Sonic from other companies in the automotive retail space



Total Revenues and Earnings Per Share
$15
$10
$5
$-
$8.46
$9.61
$6.81
$5.60
$6.60
$8.06
$2.23
$4.97
$6.18
$3.42
$12.4
$14.0
$14.4
$14.2
$15.2
$1.41
$1.30
$1.33
$1.28
$4.0
$4.0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Revenue (Billions)
GAAP EPS
Adjusted EPS*



OUR PURPOSE
TO DELIVER AN EXPERIENCE
FOR OUR GUESTS AND OUR TEAMMATES
THAT FULFILLS DREAMS, ENRICHES LIVES
AND DELIVERS HAPPINESS.

Note: Location counts as of September 30, 2026. * Refer to appendix for calculation and reconciliation of Adjusted EPS (a non-GAAP measure).
** Includes Five Harley-Davidson Dealerships And One Authorized Retail Outlet Acquired In April 2026, Estimated To Generate $100 Million In Annualized Revenues. Actual results may differ. See "Forward-Looking Statements."

NYSE SAH
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NYSE SAH Diversified Portfolio And Business Lines 4 Geographic Distribution TX 26% CA 25% CO 8% TN 7% FL 6% AL 5% NC 4% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 6% Total Revenues By State Note: Percentages are percent of total for year ended December 31, 2025. 5% 34% 14% 43% 34% 7% 47% 16% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Category % of Total Revenue Franchised Brand % of Total Revenue BMW 20% Mercedes 11% Audi 5% Land Rover 5% Lexus 4% Porsche 4% Cadillac 3% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 14% Non-Franchised 14% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 2% Powersports 1% Powersports (3) 1% Luxury 55% 19%Import Domestic 11% (1) Includes Jaguar, MINI, Polestar and Volvo (2) Includes Hyundai, Nissan, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, Triumph, and Indian Motorcycle Business Line MixBrand Distribution

Strategic Focus – Franchised Dealerships Segment

Franchised Dealerships Strategy

- Focus on opportunities to emphasize growth in parts and service (Fixed Operations) and finance and insurance (F&I) revenues and gross profit
- Actively manage new and used vehicle inventory across internal combustion (ICE), hybrid electric (HEV), and electric vehicles (BEV) to align with evolving consumer demand
- Focus on controllable selling, general and administrative (SG&A) expenses to maintain structural improvement in SG&A leverage as a percent of gross profit (compared to high 70% range prior to 2020)
- Opportunity to pursue accretive strategic acquisition opportunities to drive revenue growth and optimize our dealership network



Total Revenues, Segment Income*, and Adjusted EBITDA*
$10.1
$692
$530
$11.5
$839
$642
$11.8
$675
$448
$11.9
$526
$258
$12.9
$554
$316
$3.4
$131
$61
$3.3
$116
$48
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Revenue (Billions)
Segment Income* (Millions)
Adjusted EBITDA* (Millions)



Reported and Adjusted SG&A Expenses as % of Gross Profit*
60.9%
61.0%
2.6%
16.0%
40.8%
1.5%
60.1%
59.9%
2.0%
16.2%
40.2%
1.7%
65.6%
64.6%
2.0%
19.5%
42.1%
2.0%
70.4%
70.9%
2.0%
20.4%
45.2%
2.8%
71.2%
69.9%
2.1%
20.1%
45.7%
3.3%
72.8%
73.5%
2.4%
20.6%
46.3%
3.5%
75.6%
75.7%
2.3%
22.6%
47.0%
3.7%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Advertising*
Compensation*
Other*
Rent*
Adjusted SG&A Expenses*
Reported SG&A Expenses

* Refer to appendix for calculation and reconciliation of Segment Income, Adjusted EBITDA and Adjusted SG&A Expenses As % Of Gross Profit (non-GAAP measures).

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Strategic Focus – Franchised Dealerships Segment (continued)



Retail New Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$4,595
$6,591
$4,836
$3,382
$3,170
$3,001
$3,048
$49.9
$56.1
$57.9
$57.7
$59.9
$60.3
$60.7
99.8
99.4
107.3
111.5
116.0
30.4
28.1
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU



Retail Used Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit
$1,784
$1,607
$1,626
$1,473
$1,514
$1,528
$1,500
$27.5
$31.3
$30.4
$28.6
$29.6
$30.2
$31.6
105.5
108.5
100.2
102.0
104.2
26.4
26.7
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Unit Sales Volume (Thousands)
Revenue Per Unit (Thousands)
GPU

Retail New And Used Vehicles

- Higher new vehicle average sales price continues to create consumer affordability challenges and pressure on new vehicle volume, while GPU has begun to stabilize
- We believe the "new normal" new vehicle GPU will remain higher than pre-pandemic levels, as new vehicle gross margin percentage has already returned to pre-pandemic levels
- We believe used vehicle GPU may decline over time if we are able to drive higher retail used vehicle unit sales volume by supplementing our inventory levels as off-lease inventory supply grows through 2026 and beyond, resulting in incremental total used-related gross profit when considering incremental F&I gross profit
- Strategic focus to return to selling at least 100 retail used vehicles per store per month, on average (represents over 20% improvement in retail used vehicle volume throughput per store)
- As new and used vehicle sales volume continues to normalize from pandemic-induced lows, Fixed Operations gross profit and F&I gross profit should benefit from higher customer throughput and increased service demand

Note: New and used vehicle GPU, sales volume, and F&I and fixed operations gross profit expectations and projections are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

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Strategic Focus – Franchised Dealerships Segment (continued)


Fixed Operations Gross Profit and Gross Margin %
50.2%
49.5%
49.7%
50.4%
51.1%
51.2%
51.5%
$673
$787
$853
$909
$1,006
$261
$265
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
Fixed Operations Gross Profit (Millions)
Fixed Operations Gross Margin %


F&I Gross Profit Per Unit and Product Penetration Rates
77.6%
72.9%
71.2%
72.6%
72.8%
74.2%
73.1%
44.4%
49.4%
48.9%
48.0%
48.9%
48.7%
49.5%
$2,160
$2,453
$2,403
$2,374
$2,596
$2,597
$2,599
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q3 2026
F&I GPU
Finance Contract Penetration Rate
Warranty Penetration Rate

Fixed Operations And F&I

- Increased technician headcount and focus on technician retention and productivity is expected to drive additional fixed operations revenues and gross profit growth
- Fixed operations parts and labor cost inflation is generally passed along to customers, supporting stable fixed operations profit margins over time
- Vehicle affordability challenges may drive consumers to choose to repair their current vehicle to extend its life rather than replace it with a newer vehicle, benefitting fixed operations revenues
- We believe F&I GPU will remain structurally higher than historical levels as a result of optimized F&I presentation, consumer preferences, lower product cost structure and higher average vehicle sale prices
- Even in an elevated interest rate environment, finance contract penetration rates remain robust and are supported by manufacturer financing or lease incentives only available at franchised dealerships; warranty penetration remains strong as customers weigh the risk of rising vehicle repair costs

Note: Fixed operations gross profit, fixed operations profit margin and F&I GPU are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
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NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) Hybrid vs. Electric Vehicle Trends • Industry sales volume penetration rates for combined hybrid electric vehicles (HEV) and plug-in hybrid electric vehicles (PHEV) are nearly 4x the penetration rates for battery electric vehicles (BEV) and are trending upward, while BEV penetration rates are declining • FY 2025 hybrid new vehicle GPU was higher than internal combustion engine (ICE) new vehicle GPU in our import and domestic brands, and marginally lower in our luxury brands, driven by better consumer demand and relatively lower hybrid days’ supply vs. both ICE and BEV • BEV new vehicle GPU has lagged both hybrid and ICE vehicles as a result of higher inventory days’ supply, higher average prices, and consumer preference for hybrid electric vehicles, resulting in BEV sales negatively impacting total average new vehicle GPU by approximately $125 in YTD 2026 (representing GPU upside if future electrified vehicle production mix better aligns with demand) • Initial BEV repair and maintenance trends show lower frequency of service visits but higher gross profit per repair order vs. ICE vehicles, while hybrid vehicles create opportunity to service both types of power trains over the life of the vehicle • Both BEV and hybrid electric vehicles typically have longer manufacturer warranty periods, which could extend our service customer retention period and drive future market share gains 20.2% 5.8% 0% 5% 10% 15% 20% 25% M ar -1 9 Se p- 19 M ar -2 0 Se p- 20 M ar -2 1 Se p- 21 M ar -2 2 Se p- 22 M ar -2 3 Se p- 23 M ar -2 4 Se p- 24 M ar -2 5 Se p- 25 M ar -2 6 Se p- 26 Hybrid Vehicle vs. EV Industry Sales Volume Penetration Hybrid (HEV/PHEV) Penetration % BEV Penetration % So ur ce : M or ga n St an le y R es ea rc h 8 100% Luxury Import Domestic Total Sonic FY 2025 Average New Vehicle Relative GPU by Power Train BEV Hybrid ICE Average New Vehicle GPU Note: Average new vehicle relative GPU by power train in the chart above is shown as a percentage of blended average GPU for each brand group and franchised dealerships segment total GPU, where 100% represents the blended average GPU for each brand group and the franchised dealerships segment total GPU. Note: Hybrid and electric vehicle trends and GPU upside are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

NYSE SAH Strategic Focus – EchoPark Segment • FY 2025 EchoPark Segment adjusted EBITDA* of $49.2 million, up 78% year-over-year • Expect to resume disciplined expansion of EchoPark footprint with 1 new location in Q4 2026 and 2-4 new locations in FY 2027 • Long-term goal to reach 90% of the U.S. population • Below-market pricing and no-haggle, transparent guest experience expected to drive market share gains as brand awareness grows • Begin to invest in EchoPark brand marketing to drive consumer awareness and support new market expansion (expect $5 - $7 million in incremental brand advertising expense in Q4 2026) • EchoPark maintains the #1 ranking in guest satisfaction among all major pre-owned vehicle retailers according to Reputation.com EchoPark Strategy * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: “EchoPark Operations” chart data includes currently operating stores and corporate/holding company results. “Closed Stores” chart data includes results from stores that are not currently in operation as of the date of this presentation. $(27.0) $(70.1) $(49.5) $32.5 $48.3 $8.2 $7.9 $(19.3) $(35.3) $(33.5) $(4.9) $0.9 $(120) $(80) $(40) $- $40 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q3 2025 Q3 2026 EchoPark Segment Adjusted EBITDA* (Millions) EchoPark Operations (with Holding Company) Closed Stores 203 111 164 268 313 303 369 77,835 64,107 73,676 69,053 67,636 16,353 19,923 - 200 400 600 800 1,000 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q3 2025 Q3 2026 M on th ly V ol um e Pe r S to re EchoPark Segment Retail Unit Sales Volume Average Monthly Unit Volume Per Store Used Retail Unit Sales Volume 9

NYSE SAH Strategic Focus – EchoPark Segment (continued) 10 • Maintain focus on optimizing vehicle sourcing and inventory mix, vehicle pricing and F&I product offerings to drive targeted levels of total GPU along with unit volume growth • Focus on maintaining positive retail used vehicle GPU, driven by fast inventory turns, expected stability in the spread between wholesale and retail prices, and a focus on sourcing more inventory from non-auction sources • Lower total GPU in Q3 2026 was due in part to a shift in the unit sales volume mix towards BEV and high-mileage used vehicle units, which typically generate lower F&I product penetration, negatively impacting total GPU • Used vehicle supply reached its lowest point in late 2025, due to lower levels of off-lease inventory as a result of declines in new vehicle industry sales volume and fewer lease originations since 2020 (see chart for supply trend of 3-year-old vehicles, which approximates the average age of vehicles in our inventory mix) • Continued expansion of used vehicle supply should drive higher retail sales volume for EchoPark by providing optionality in sourcing the optimal vehicles to meet shifting demand EchoPark Strategy $(46.3) $(105.4) $(83.0) $27.6 $49.2 $8.2 $7.9 $1,762 $2,657 $2,183 $3,029 $3,484 $3,359 $2,972 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q3 2025 Q3 2026 EchoPark Segment Adjusted EBITDA* and Total GPU (Used GPU + F&I GPU) Adjusted EBITDA* (Millions) Total GPU Source: J.D. Power Vehicle Age (0-5 Years) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: F&I GPU growth, total GPU, used vehicle price and supply, and sales volume projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” 4.8 5.1 5.1 5.1 4.7 4.1 3.4 3.7 3.8 4.6 0 3 6 9 12 15 18 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E (In M ill io ns ) Used Vehicle Supply Trend For Units Up To Five Years In Age 1 2 3 4 5 Forecast

Strategic Focus – Powersports Segment

Powersports Strategy

- Standardized operating playbooks and processes in existing stores to facilitate future organic and acquisition growth
- Completed roll out of modernized inventory management and marketing strategy in FY 2025; partnered with new powersports F&I provider in 2026 to increase F&I product penetration
- Manage expenses and inventory to mitigate effects of weaker seasonal demand in Q1 and Q4 while supporting higher seasonal demand in Q2 and Q3
- Beginning to realize synergies from network effect, driving gains in used vehicle volume, and F&I and cross-selling opportunities
- Identify desirable acquisition opportunities at attractive valuations to grow this segment and reduce seasonal volatility
- Acquired five Harley-Davidson dealerships in California, Florida, Georgia and North Carolina in April 2026 to diversify geographic footprint and seasonality

Franchise Type	Acquisition Multiple Low	Acquisition Multiple High
High-Line Luxury	6.0x	10.0x
Other Luxury	3.0x	5.0x
Import	3.0x	8.5x
Domestic	3.0x	4.5x
Powersports	2.5x	4.5x

Note: Multiples are based on the most recent Haig Partners Report. Multiples are typically applied to a normalized dealership earnings before taxes.
Luxury includes: BMW, Jaguar Land Rover, Lexus, Mercedes-Benz and Porsche
Other Luxury includes: Audi, Cadillac and Volvo
Import includes: Toyota, Honda, Subaru, Kia, Hyundai, VW
Domestic includes: Buick, Chevrolet, Ford, GMC, Chrysler, Jeep, Dodge, RAM

Powersports Segment Adjusted EBITDA* (Millions)



$4.6
$10.8
$6.3
$11.5
$10.1
$0.1
$(0.1)
$4.9
$10.5
Industry Demand Seasonally Weak In Q4 & Q1
FY 2022
FY 2023
FY 2024
FY 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

* Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure).
Note: Gains in used vehicle volume and F&I are estimates of future results. Actual results may differ. See "Forward-Looking Statements."

NYSE SAH 11

NYSE SAH Strategic Focus – Consolidated Company 12 • Expect to maintain strong balance sheet and free cash flows • Balanced capital allocation strategy prioritizes highest return opportunity • History of returning capital to shareholders via dividend and share repurchases • Quarterly dividend per share has grown over 300% since FY 2019, current forward yield >2.5% • Reduced outstanding shares by 27% since FY 2019 • Sonic’s Board approved additional $500 million of share repurchase authorization in April 2026, resulting in $528 million of remaining share repurchase authorization as of September 30, 2026 • Net debt to adjusted EBITDA ratio* of 2.63 for the 12 months ended Q3 2026 is within our target leverage range Consolidated Company Strategy $399 $501 $374 $384 $306 $201 $703 $794 $846 $862 $702 $585 $- $200 $400 $600 $800 $1,000 Dec 2021 Dec 2022 Dec 2023 Dec 2024 Dec 2025 Sep 2026 $ In M ill io ns Strong Balance Sheet and Liquidity Cash and Floor Plan Deposit Balance Total Liquidity * Refer to appendix for calculation and reconciliation of Net Debt to Adjusted EBITDA Ratio (a non-GAAP measure). Note: Dividend yield is based on stock price as of October 27, 2026. Note: Balance sheet and free cash flow projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $1,019 $102 $75 $55 $440 $169 $298 $227 $204 $187 $150 $224 $93 $262 $178 $34 $82 $142 $18 $35 $40 $41 $49 $38 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 YTD Q3 2026 $ In M ill io ns Capital Allocation Trend Acquisitions Cap Ex Share Repurchases Dividends Note: Cap Ex represents total purchases of land, property and equipment from consolidated statements of cash flows included in Sonic’s Annual Report on Form 10-K for the applicable fiscal year.

NYSE SAH Sonic Automotive FY 2026 Outlook • Anticipate new vehicle GPU in the $3,050 to $3,100 per unit range for FY 2026 (previously $2,850 to $3,000), implies $3,000 to $3,200 per unit in Q4 2026 • Anticipate used vehicle GPU in the $1,450 to $1,500 per unit range in FY 2026 (previously $1,350 to $1,450), implies $1,350 to $1,500 per unit in Q4 2026 • Expect same store fixed operations gross profit growth between 2% - 3% in FY 2026 (previously mid single digit percentage growth), implies 1% to 3% growth in Q4 2026 • Expect F&I GPU in the $2,600 to $2,700 per unit range for FY 2026, implies $2,550 to $2,650 per unit range in Q4 2026 • Expect FY 2026 adjusted SG&A expenses as a % of gross profit* in the 73.0% to 74.0% range (previously low 70% range), implying 73.0% to 74.5% in Q4 2026, including effects of EchoPark brand marketing investment • Anticipate FY 2026 and Q4 2026 effective income tax rate in the 28.0% to 29.0% range • Expect adjusted EBITDA* between $42 - $45 million (previously $35 - $40 million), implies $2 - $4 million in Q4 2026, including effects of planned new store opening and brand marketing investment driving $5 - $7 million in incremental advertising expense in Q4 2026 • Expect 13.5% to 15% increase in used retail unit sales volume for FY 2026 (previously 12% to 15%), implies Q4 2026 used retail unit sales volume between 18,000 - 19,000 units • Expect total GPU in the $3,150 to $3,250 per unit range for FY 2026 (previously $3,100 to $3,300), implies $2,950 to $3,050 per unit in Q4 2026 • Expect FY 2026 adjusted EBITDA* between $16 - $17 million (previously $14 - $17 million), implies $1 - $2 million in Q4 2026 * Refer to appendix for calculation and reconciliation of Adjusted EBITDA and Adjusted SG&A Expenses as a % of Gross Profit (non-GAAP measures). Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 13 Please see the below guidance for our current expectations for FY 2026 and Q4 2026. Previously issued guidance shown in parentheses where applicable. Franchised Dealerships Segment EchoPark Segment Powersports Segment Consolidated

NYSE SAH Appendix: Financial Tables & Non-GAAP Reconciliations 14

NYSE SAH Definition of Non-GAAP Financial Measures 15 Adjusted Net Income is defined as GAAP net income, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Diluted Earnings Per Share (“Adjusted EPS”) is defined as Adjusted Net Income divided by diluted weighted-average common shares outstanding. Segment Income (Loss) is defined as segment income (loss) before taxes, excluding impairment charges. Adjusted Segment Income (Loss) is defined as Segment Income (Loss), excluding certain non- operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Gross Profit is defined as GAAP gross profit, excluding certain non-operating charges that may affect the comparability of results from period to period. Adjusted SG&A Expenses is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted SG&A Expenses as a % of Gross Profit is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period, expressed as a percentage of adjusted gross profit. Adjusted EBITDA is defined as GAAP net income (loss), excluding the provision for income taxes, non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Segment Adjusted EBITDA and Segment Adjusted EBITDA Loss is defined as segment income (loss) before taxes, excluding non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Net Debt to Adjusted EBITDA Ratio is defined as long-term debt (including current portion), less cash and equivalents, less outstanding floor plan deposit balance, expressed as a ratio to Adjusted EBITDA. To supplement the Company’s financial data presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this presentation contains certain non- GAAP financial measures, such as adjusted net income, adjusted earnings per diluted share, segment income (loss), adjusted segment income (loss), adjusted SG&A expenses as a percentage of gross profit, adjusted EBITDA, adjusted EBITDA loss, and net debt to adjusted EBITDA ratio. The Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation. Management believes that these non-GAAP financial measures are important supplemental measures of performance which improve the comparability and transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results. Management also considers these non-GAAP financial measures when making financial, operating and strategic decisions. Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

GAAP Income Statement – Annual Trend – Consolidated

(In millions, except unit, per unit, and per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 7,047.4	$ 6,507.5	$ 6,304.6	$ 5,622.6	$ 4,993.4	8%
Fleet new vehicles	101.5	95.3	92.2	99.4	124.6	NM
Total new vehicles	7,148.9	6,602.8	6,396.8	5,722.0	5,118.0	8%
Used vehicles	4,872.6	4,780.1	5,213.6	5,515.4	4,933.6	2%
Wholesale vehicles	314.1	287.1	318.8	484.9	367.2	NM
Total vehicles	12,335.6	11,670.0	11,929.2	11,722.3	10,418.8	6%
Parts, service and collision repair	2,019.1	1,846.5	1,759.5	1,599.7	1,340.4	9%
Finance, insurance and other, net ("F&I")	798.9	707.8	683.7	679.1	637.2	13%
Total revenues	15,153.6	14,224.3	14,372.4	14,001.1	12,396.4	7%
Gross profit:						
Retail new vehicles	383.3	388.4	535.4	662.8	459.8	(1%)
Fleet new vehicles	1.7	3.0	4.0	4.9	1.6	NM
Total new vehicles	385.0	391.4	539.4	667.7	461.4	(2%)
Used vehicles	181.1	170.7	151.2	180.8	133.0	6%
Wholesale vehicles	(11.2)	(6.0)	(2.6)	(3.1)	9.6	NM
Total vehicles	554.9	556.1	688.0	845.4	604.0	0%
Parts, service and collision repair	1,029.1	928.9	874.0	792.5	673.1	11%
Finance, insurance and other, net	798.9	707.8	683.7	679.1	637.2	13%
Total gross profit	2,382.9	2,192.8	2,245.7	2,317.0	1,914.3	9%
SG&A expenses	(1,678.2)	(1,577.0)	(1,600.5)	(1,555.1)	(1,274.7)	(6%)
Impairment charges	(173.8)	(3.9)	(79.3)	(320.4)	(0.1)	NM
Depreciation and amortization	(163.4)	(150.4)	(142.3)	(127.5)	(101.1)	(9%)
Operating income (loss)	367.5	461.5	423.6	314.0	538.4	(20%)
Interest expense, floor plan	(84.7)	(86.9)	(67.2)	(34.3)	(16.7)	3%
Interest expense, other, net	(110.1)	(118.0)	(114.6)	(89.9)	(48.0)	7%
Other income (expense), net	0.1	(0.5)	0.1	0.2	(15.5)	NM
Income (loss) from continuing operations before taxes	172.8	256.1	241.9	190.0	458.2	(33%)
Income tax benefit (expense)	(54.1)	(40.1)	(63.7)	(101.5)	(109.3)	(35%)
Net income (loss) from continuing operations	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9	(45%)
Diluted weighted-average shares outstanding	34.7	35.0	35.9	39.7	43.3	1%
Diluted earnings (loss) per share from continuing operations	$ 3.42	$ 6.18	$ 4.97	$ 2.23	$ 8.06	(45%)
Unit sales volume:						
Retail new vehicles	121,124	115,694	112,110	101,168	99,943	5%
Fleet new vehicles	1,991	1,805	2,000	2,115	3,543	10%
Used vehicles	175,280	173,257	176,147	173,209	183,292	1%
Wholesale vehicles	34,982	32,223	32,330	35,323	36,795	9%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,165	$ 3,358	$ 4,776	$ 6,552	$ 4,600	(6%)
Used vehicles	$ 1,033	$ 985	$ 859	$ 1,043	$ 720	5%
F&I	$ 2,695	$ 2,450	$ 2,372	$ 2,475	$ 2,250	10%

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
16

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported net income (loss) from continuing operations	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9
Adjustments:					
Impairment charges	$ 173.8	$ 3.9	$ 79.3	$ 320.4	$ -
Acquisition and disposition-related (gain) loss	5.6	(5.6)	(20.7)	(9.1)	1.2
Severance and long-term compensation charges	-	5.5	5.1	4.4	6.5
Loss on debt extinguishment	-	-	-	-	15.6
Storm damage charges	5.0	8.3	1.9	-	-
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Closed store accrued expenses	-	2.1	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Excess compensation related to CDK outage	-	13.4	-	-	-
Legal settlements	0.7	-	-	-	-
Total pre-tax adjustments	145.1	14.6	79.9	315.7	23.3
Tax effect of above items	(39.9)	(3.8)	(19.9)	(22.6)	(5.9)
Non-recurring tax items	5.3	(31.0)	5.8	-	-
Total net income effect of adjustments	110.5	(20.2)	65.8	293.1	17.4
Adjusted net income (loss) from continuing operations	$ 229.2	$ 195.8	$ 244.0	$ 381.6	$ 366.3
Diluted weighted-average shares outstanding	34.7	35.0	35.9	39.7	43.3
Adjusted diluted earnings (loss) per share from continuing operations	$ 6.60	$ 5.60	$ 6.81	$ 9.61	$ 8.46
Reported gross profit	$ 2,382.9	$ 2,192.8	$ 2,245.7	$ 2,317.0	$ 1,914.3
Excess compensation related to CDK outage	-	2.0	-	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Adjusted gross profit	$ 2,382.9	$ 2,194.8	$ 2,255.7	$ 2,317.0	$ 1,914.3
Reported SG&A expenses	$ (1,678.2)	$ (1,577.0)	$ (1,600.5)	$ (1,555.1)	$ (1,274.7)
Acquisition and disposition-related (gain) loss	5.6	(5.6)	(20.7)	(9.1)	1.2
Severance and long-term compensation charges	-	5.5	5.1	4.4	6.5
Storm damage charges	5.0	8.3	1.9	-	-
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Closed store accrued expenses	-	2.1	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Excess compensation related to CDK outage	-	11.4	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted SG&A expenses	$ (1,706.9)	$ (1,568.3)	$ (1,609.9)	$ (1,559.8)	$ (1,267.0)
Adjusted SG&A expenses as a percentage of gross profit	71.6%	71.5%	71.4%	67.3%	66.2%

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Balance sheet amounts are as of December 31 for the FY then ended.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
17

Non-GAAP Reconciliation – Annual Trend – Consolidated

(In millions, except ratios)	LTM Q3 2026	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported net income (loss)	$ 206.2	$ 118.7	$ 216.0	$ 178.2	$ 88.5	$ 348.9
Income tax (benefit) expense	89.9	54.1	40.1	63.7	101.5	109.3
Income (loss) before taxes	296.1	172.8	256.1	241.9	190.0	458.2
Non-floor plan interest	109.3	103.5	112.2	108.1	84.7	44.7
Depreciation and amortization	166.3	170.1	155.9	148.8	132.7	104.3
Stock-based compensation expense	23.7	23.1	21.3	23.3	16.0	15.0
Loss (gain) on exit of leased dealerships	(2.4)	-	(3.0)	4.3	-	-
Impairment charges	0.4	173.8	3.9	79.3	320.4	0.1
Loss on debt extinguishment	-	-	0.6	-	-	15.6
Severance and long-term compensation charges	-	-	5.6	5.1	4.4	8.0
Excess compensation related to CDK outage	-	-	13.4	-	-	-
Acquisition and disposition-related (gain) loss	(5.1)	5.6	(6.3)	(20.4)	(9.7)	(0.4)
Storm damage charges	2.1	5.0	8.3	1.9	-	-
Used vehicle inventory valuation adjustment	-	-	-	10.0	-	-
Closed store accrued expenses	-	-	2.1	-	-	-
Cyber insurance proceeds	-	(40.0)	(10.0)	-	-	-
(Gain) loss on legal settlements	(1.0)	0.7	-	-	-	-
Adjusted EBITDA	$ 589.4	$ 614.6	$ 560.1	$ 602.3	$ 738.5	$ 645.5
Long-term debt (including current portion)	$ 1,749.6	$ 1,615.4	$ 1,588.0	$ 1,676.6	$ 1,751.7	$ 1,561.2
Cash and equivalents	(10.7)	(6.3)	(44.0)	(28.9)	(229.2)	(299.4)
Floor plan deposit balance	(190.0)	(300.0)	(340.0)	(345.0)	(272.0)	(99.8)
Net debt	$ 1,548.9	$ 1,309.1	$ 1,204.0	$ 1,302.7	$ 1,250.5	$ 1,162.0
Net debt to adjusted EBITDA ratio	2.63	2.13	2.15	2.16	1.69	1.80
Long-term debt (including current portion) to adjusted EBITDA ratio	2.97	2.63	2.84	2.78	2.37	2.42

Note: Balance sheet amounts are as of December 31 for the FY then ended. Last twelve month ("LTM") Q3 2026 balance sheet amounts are as of September 30, 2026.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
18

GAAP Income Statement – Quarterly Trend – Consolidated

(In millions, except unit, per unit, and per share data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Q3 2026 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,761.6	$ 1,769.3	$ 1,607.4	$ 1,852.2	$ 1,872.8	0%	(6%)
Fleet new vehicles	20.4	24.8	20.7	24.1	26.0	NM	NM
Total new vehicles	1,782.0	1,794.1	1,628.1	1,876.3	1,898.8	(1%)	(6%)
Used vehicles	1,381.2	1,329.7	1,269.6	1,213.8	1,253.1	4%	10%
Wholesale vehicles	80.1	70.5	71.8	63.6	84.2	NM	NM
Total vehicles	3,243.3	3,194.3	2,969.5	3,153.7	3,236.1	2%	0%
Parts, service and collision repair	543.3	530.2	516.6	515.3	533.9	2%	2%
Finance, insurance and other, net ("F&I")	202.2	209.5	202.4	202.3	203.8	(4%)	(1%)
Total revenues	3,988.8	3,934.0	3,688.5	3,871.3	3,973.8	1%	0%
Gross profit:							
Retail new vehicles	93.3	91.4	84.5	97.3	97.4	2%	(4%)
Fleet new vehicles	0.6	0.5	0.4	0.7	-	NM	NM
Total new vehicles	93.9	91.9	84.9	98.0	97.4	2%	(4%)
Used vehicles	47.9	46.6	48.5	41.4	45.2	3%	6%
Wholesale vehicles	(5.7)	(3.2)	(1.6)	(5.2)	(3.3)	NM	NM
Total vehicles	136.1	135.3	131.8	134.2	139.3	1%	(2%)
Parts, service and collision repair	279.2	271.4	264.6	262.2	272.4	3%	2%
Finance, insurance and other, net	202.2	209.5	202.4	202.3	203.8	(4%)	(1%)
Total gross profit	617.5	616.2	598.8	598.7	615.5	0%	0%
SG&A expenses	(466.8)	(444.6)	(427.0)	(433.7)	(451.6)	(5%)	(3%)
Impairment charges	-	-	(0.4)	-	-	NM	NM
Depreciation and amortization	(38.3)	(40.0)	(38.7)	(41.8)	(41.2)	4%	7%
Operating income (loss)	112.4	131.6	132.7	123.2	122.7	(15%)	(8%)
Interest expense, floor plan	(24.4)	(20.9)	(19.4)	(22.4)	(23.9)	(17%)	(2%)
Interest expense, other, net	(30.6)	(30.4)	(28.3)	(27.6)	(27.5)	(1%)	(11%)
Other income (expense), net	0.1	-	0.1	-	(0.1)	NM	NM
Income (loss) before taxes	57.5	80.3	85.1	73.2	71.2	(28%)	(19%)
Income tax benefit (expense)	(16.4)	(22.9)	(24.3)	(26.3)	(24.4)	28%	33%
Net income (loss)	$ 41.1	$ 57.4	$ 60.8	$ 46.9	$ 46.8	(28%)	(12%)
Diluted weighted-average shares outstanding	32.2	32.1	34.0	34.4	35.1	0%	8%
Diluted earnings (loss) per share	$ 1.28	$ 1.79	$ 1.79	$ 1.36	$ 1.33	(28%)	(4%)
Unit sales volume:							
Retail new vehicles	30,356	30,178	26,954	30,485	32,086	1%	(5%)
Fleet new vehicles	333	452	337	458	579	(26%)	(42%)
Used vehicles	48,545	47,362	46,493	43,784	44,167	2%	10%
Wholesale vehicles	8,950	8,539	7,889	7,252	8,957	5%	0%
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,072	$ 3,029	$ 3,133	$ 3,193	$ 3,035	1%	1%
Used vehicles	$ 986	$ 983	$ 1,042	$ 946	$ 1,024	0%	(4%)
F&I	$ 2,562	$ 2,702	$ 2,756	$ 2,724	$ 2,673	(5%)	(4%)

Note: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH
19

Non-GAAP Reconciliation – Quarterly Trend – Consolidated

(In millions, except per share data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Q3 2026 Better / (Worse) % Change Year-Over-Year
Reported net income (loss)	$ 41.1	$ 57.4	$ 60.8	$ 46.9	$ 46.8	(28%)	(12%)
Adjustments:							
Impairment charges	$ -	$ -	$ 0.4	$ -	$ -	NM	NM
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	3.0	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Loss (gain) on exit of leased dealerships	1.2	-	(3.6)	-	-	NM	NM
Legal settlements	(1.0)	-	-	-	0.7	NM	NM
Total pre-tax adjustments	1.1	1.2	(8.3)	-	3.7	NM	NM
Tax effect of above items	(0.3)	(0.3)	2.4	-	(1.0)	NM	NM
Non-recurring tax items	-	-	-	5.3	-	NM	NM
Total net income effect of adjustments	0.8	0.9	(5.9)	5.3	2.7	NM	NM
Adjusted net income (loss)	$ 41.9	$ 58.3	$ 54.9	$ 52.2	$ 49.5	(28%)	(15%)
Diluted weighted-average shares outstanding	32.2	32.1	34.0	34.4	35.1	0%	8%
Adjusted diluted earnings (loss) per share	$ 1.30	$ 1.82	$ 1.62	$ 1.52	$ 1.41	(29%)	(8%)
Reported gross profit	$ 617.5	$ 616.2	$ 598.8	$ 598.7	$ 615.5	0%	0%
Reported SG&A expenses	$ (466.8)	$ (444.6)	$ (427.0)	$ (433.7)	$ (451.6)	(5%)	(3%)
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	3.0	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Loss (gain) on exit of leased dealerships	1.2	-	(3.6)	-	-	NM	NM
Legal settlements	(1.0)	-	-	-	0.7	NM	NM
Adjusted SG&A expenses	$ (465.7)	$ (443.4)	$ (435.7)	$ (433.7)	$ (447.9)	(5%)	(4%)
Adjusted SG&A expenses as a percentage of gross profit	75.4%	72.0%	72.8%	72.4%	72.8%	(340) bps	(260) bps
Reported net income (loss)	$ 41.1	$ 57.4	$ 60.8	$ 46.9	$ 46.8	(28%)	(12%)
Income tax (benefit) expense	16.4	22.9	24.3	26.3	24.4	NM	NM
Income (loss) before taxes	57.5	80.3	85.1	73.2	71.2	(28%)	(19%)
Non-floor plan interest	28.5	28.4	26.6	25.8	25.8	NM	NM
Depreciation and amortization	40.4	41.9	40.2	43.7	42.9	NM	NM
Stock-based compensation expense	6.9	5.9	5.2	5.8	5.8	NM	NM
Loss (gain) on exit of leased dealerships	1.2	-	(3.6)	-	-	NM	NM
Impairment charges	-	-	0.4	-	-	NM	NM
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	3.0	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Loss (gain) on legal settlements	(1.0)	-	-	-	0.7	NM	NM
Adjusted EBITDA	$ 134.4	$ 157.7	$ 148.8	$ 148.5	$ 149.4	(15%)	(10%)

Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports

NYSE SAH

20

GAAP Income Statement – Annual Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Retail new vehicles	$ 6,941.9	$ 6,425.5	$ 6,215.0	$ 5,581.6	$ 4,984.4	8%
Fleet new vehicles	101.5	95.3	92.2	99.4	124.6	NM
Total new vehicles	7,043.4	6,520.8	6,307.2	5,681.0	5,109.0	8%
Used vehicles	3,087.0	2,919.8	3,050.3	3,391.5	2,901.0	6%
Wholesale vehicles	207.0	188.9	204.5	314.0	257.2	NM
Total vehicles	10,337.4	9,629.5	9,562.0	9,386.5	8,267.2	7%
Parts, service and collision repair	1,970.2	1,802.9	1,714.2	1,588.0	1,340.4	9%
Finance, insurance and other, net ("F&I")	571.5	506.8	498.6	510.1	443.5	13%
Total revenues	12,879.1	11,939.2	11,774.8	11,484.6	10,051.1	8%
Gross profit:						
Retail new vehicles	367.6	376.9	518.7	655.3	458.8	(2%)
Fleet new vehicles	1.7	3.0	4.0	4.9	1.5	NM
Total new vehicles	369.3	379.9	522.7	660.2	460.3	(3%)
Used vehicles	157.8	150.2	162.9	174.5	188.1	5%
Wholesale vehicles	(9.3)	(4.6)	(3.3)	(6.4)	0.6	NM
Total vehicles	517.8	525.5	682.3	828.3	649.0	(1%)
Parts, service and collision repair	1,005.9	908.9	852.7	786.7	673.1	11%
Finance, insurance and other, net	571.5	506.8	498.6	510.1	443.5	13%
Total gross profit	2,095.2	1,941.2	2,033.6	2,125.1	1,765.6	8%
SG&A expenses	(1,463.6)	(1,375.4)	(1,314.6)	(1,273.0)	(1,076.9)	(6%)
Impairment charges	(165.9)	(1.2)	(1.0)	(115.5)	-	NM
Depreciation and amortization	(137.7)	(124.4)	(112.3)	(101.8)	(84.8)	(11%)
Operating income (loss)	328.0	440.2	605.7	634.8	603.9	(26%)
Interest expense, floor plan	(72.0)	(70.6)	(49.2)	(23.6)	(11.8)	(2%)
Interest expense, other, net	(105.9)	(112.7)	(109.7)	(85.1)	(46.3)	6%
Other income (expense), net	0.1	(0.5)	0.2	-	(15.5)	NM
Income (loss) before taxes	$ 150.2	$ 256.4	$ 447.0	$ 526.1	$ 530.3	(41%)
Unit sales volume:						
Retail new vehicles	115,981	111,450	107,257	99,424	99,815	4%
Fleet new vehicles	1,991	1,805	2,000	2,115	3,543	10%
Used vehicles	104,202	101,976	100,210	108,512	105,457	2%
Wholesale vehicles	22,868	21,018	20,602	24,052	25,128	9%
Gross profit per unit ("GPU"):						
Retail new vehicles	$ 3,170	$ 3,382	$ 4,836	$ 6,591	$ 4,595	(6%)
Used vehicles	$ 1,514	$ 1,473	$ 1,626	$ 1,607	$ 1,784	3%
F&I	$ 2,596	$ 2,374	$ 2,403	$ 2,453	$ 2,160	9%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
21

Non-GAAP Reconciliation – Annual Trend – Franchised Dealerships Segment

(In millions)

	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported income (loss) before taxes	$ 150.2	$ 256.4	$ 447.0	$ 526.1	$ 530.3
Impairment charges	165.9	1.2	1.0	115.5	-
Segment income (loss)	$ 316.1	$ 257.6	$ 448.0	$ 641.6	$ 530.3
Acquisition and disposition-related (gain) loss	5.5	(3.5)	(20.9)	(9.1)	1.2
Long-term compensation charges	-	2.2	-	4.4	-
Loss on debt extinguishment	-	-	-	-	15.6
Storm damage charges	5.0	8.3	1.9	-	-
Excess compensation related to CDK outage	-	13.0	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted segment income (loss)	$ 287.3	$ 267.6	$ 429.0	$ 636.9	$ 547.1
Reported gross profit	$ 2,095.2	$ 1,941.2	$ 2,033.6	$ 2,125.1	$ 1,765.6
Excess compensation related to CDK outage	-	2.0	-	-	-
Adjusted gross profit	$ 2,095.2	$ 1,943.2	$ 2,033.6	$ 2,125.1	$ 1,765.6
Reported SG&A expenses	$ (1,463.6)	$ (1,375.4)	$ (1,314.6)	$ (1,273.0)	$ (1,076.9)
Acquisition and disposition-related (gain) loss	5.5	(3.5)	(20.9)	(9.1)	1.2
Long-term compensation charges	-	2.2	-	4.4	-
Storm damage charges	5.0	8.3	1.9	-	-
Excess compensation related to CDK outage	-	11.0	-	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Legal settlements	0.7	-	-	-	-
Adjusted SG&A expenses	$ (1,492.4)	$ (1,367.4)	$ (1,333.6)	$ (1,277.7)	$ (1,075.7)
Adjusted SG&A expenses as a percentage of gross profit	71.2%	70.4%	65.6%	60.1%	60.9%
Income (loss) before taxes	150.2	256.4	447.0	526.1	530.3
Non-floor plan interest	99.1	107.0	103.2	80.0	43.0
Depreciation and amortization	144.4	130.0	118.8	107.0	87.9
Stock-based compensation expense	23.1	21.3	23.3	16.0	15.0
Impairment charges	165.9	1.2	1.0	115.5	-
Loss on debt extinguishment	-	0.6	-	-	15.6
Severance and long-term compensation charges	-	2.2	-	4.4	-
Excess compensation related to CDK outage	-	13.0	-	-	-
Acquisition and disposition-related (gain) loss	5.5	(3.8)	(20.7)	(9.7)	-
Storm damage charges	5.0	8.3	1.9	-	-
Cyber insurance proceeds	(40.0)	(10.0)	-	-	-
Loss (gain) on legal settlements	0.7	-	-	-	-
Adjusted EBITDA	$ 553.9	$ 526.2	$ 674.5	$ 839.3	$ 691.8

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark AUTOMOTIVE Sonic Powersports

NYSE SAH

22

GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment

(In millions, except unit and per unit data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Q3 2026 Better / (Worse) % Change Year-Over-Year
Revenues:							
Retail new vehicles	$ 1,708.6	$ 1,731.4	$ 1,585.2	$ 1,831.8	$ 1,834.0	(1%)	(7%)
Fleet new vehicles	20.4	24.8	20.7	24.0	26.0	NM	NM
Total new vehicles	1,729.0	1,756.2	1,605.9	1,855.8	1,860.0	(2%)	(7%)
Used vehicles	844.9	814.3	768.7	799.7	796.7	4%	6%
Wholesale vehicles	47.3	43.7	43.9	41.8	52.8	NM	NM
Total vehicles	2,621.2	2,614.2	2,418.5	2,697.3	2,709.5	0%	(3%)
Parts, service and collision repair	515.3	515.5	509.3	507.8	510.1	0%	1%
Finance, insurance and other, net ("F&I")	142.6	147.9	139.3	149.1	147.6	(4%)	(3%)
Total revenues	3,279.1	3,277.6	3,067.1	3,354.2	3,367.2	0%	(3%)
Gross profit:							
Retail new vehicles	85.8	85.9	81.2	94.3	91.3	0%	(6%)
Fleet new vehicles	0.7	0.4	0.4	0.7	-	NM	NM
Total new vehicles	86.5	86.3	81.6	95.0	91.3	0%	(5%)
Used vehicles	40.1	37.0	40.5	38.1	40.4	8%	(1%)
Wholesale vehicles	(5.3)	(2.9)	(1.8)	(4.9)	(2.9)	NM	NM
Total vehicles	121.3	120.4	120.3	128.2	128.8	1%	(6%)
Parts, service and collision repair	265.4	263.8	261.1	258.5	261.3	1%	2%
Finance, insurance and other, net	142.6	147.9	139.3	149.1	147.6	(4%)	(3%)
Total gross profit	529.3	532.1	520.7	535.8	537.7	(1%)	(2%)
SG&A expenses	(400.7)	(382.9)	(374.4)	(382.4)	(395.1)	(5%)	(1%)
Impairment charges	-	-	(0.4)	-	-	NM	NM
Depreciation and amortization	(31.5)	(31.9)	(31.7)	(35.6)	(34.6)	1%	9%
Operating income (loss)	97.1	117.3	114.2	117.8	108.0	(17%)	(10%)
Interest expense, floor plan	(20.1)	(17.3)	(16.0)	(19.6)	(20.7)	(16%)	3%
Interest expense, other, net	(29.4)	(29.2)	(27.3)	(26.5)	(26.4)	(1%)	(11%)
Other income (expense), net	-	(0.1)	0.1	-	(0.1)	NM	NM
Income (loss) before taxes	$ 47.6	$ 70.7	$ 71.0	$ 71.7	$ 60.8	(33%)	(22%)
Unit sales volume:							
Retail new vehicles	28,145	28,403	25,830	29,400	30,415	(1%)	(7%)
Fleet new vehicles	333	452	337	458	579	(26%)	(42%)
Used vehicles	26,724	26,444	26,335	27,401	26,407	1%	1%
Wholesale vehicles	5,353	5,001	4,713	4,811	5,649	7%	(5%)
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,048	$ 3,024	$ 3,144	$ 3,209	$ 3,001	1%	2%
Used vehicles	$ 1,500	$ 1,399	$ 1,539	$ 1,389	$ 1,528	7%	(2%)
F&I	$ 2,599	$ 2,697	$ 2,670	$ 2,624	$ 2,597	(4%)	0%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH
23

Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment

(In millions)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Year-Over-Year
Reported income (loss) before taxes	$ 47.6	$ 70.7	$ 71.0	$ 71.7	$ 60.8	(33%)	(22%)
Impairment charges	-	-	0.4	-	-	NM	NM
Segment income (loss)	$ 47.6	$ 70.7	$ 71.4	$ 71.7	$ 60.8	(33%)	(22%)
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	2.8	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Legal settlements	(1.0)	-	-	-	0.7	NM	NM
Loss (gain) on exit of leased dealerships	0.6	-	-	-	-	NM	NM
Adjusted segment income (loss)	$ 48.1	$ 71.9	$ 66.3	$ 71.7	$ 64.3	(33%)	(25%)
Reported gross profit	$ 529.3	$ 532.1	$ 520.7	$ 535.8	$ 537.7	(1%)	(2%)
Reported SG&A expenses	$ (400.7)	$ (382.9)	$ (374.4)	$ (382.4)	$ (395.1)	(5%)	(1%)
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	2.8	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Legal settlements	(1.0)	-	-	-	0.7	NM	NM
Loss (gain) on exit of leased dealerships	0.6	-	-	-	-	NM	NM
Adjusted SG&A expenses	$ (400.2)	$ (381.7)	$ (379.5)	$ (382.4)	$ (391.6)	(5%)	(2%)
Adjusted SG&A expenses as a percentage of gross profit	75.6%	71.7%	72.9%	71.4%	72.8%	(390) bps	(280) bps
Income (loss) before taxes	$ 47.6	$ 70.7	$ 71.0	$ 71.7	$ 60.8	(33%)	(22%)
Non-floor plan interest	27.4	27.3	25.6	24.8	24.7	NM	NM
Depreciation and amortization	33.6	33.7	33.3	37.4	36.3	NM	NM
Stock-based compensation expense	6.9	5.9	5.2	5.8	5.8	NM	NM
Lease exit charges (benefit)	0.6	-	-	-	-	NM	NM
Impairment charges	-	-	0.4	-	-	NM	NM
Acquisition and disposition-related (gain) loss	-	-	(5.1)	-	2.8	NM	NM
Storm damage charges	0.9	1.2	-	-	-	NM	NM
Cyber insurance proceeds	-	-	-	-	-	NM	NM
Loss (gain) on legal settlements	(1.0)	-	-	-	0.7	NM	NM
Adjusted EBITDA	$ 116.0	$ 138.8	$ 130.4	$ 139.7	$ 131.1	(16%)	(12%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
24

GAAP Income Statement – Annual Trend – EchoPark Segment

(In millions, except unit, per unit, and per share data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:						
Total new vehicles	$ -	$ -	$ 1.0	$ 9.2	$ 9.0	0%
Used vehicles	1,747.8	1,838.0	2,143.8	2,116.8	2,032.6	(5%)
Wholesale vehicles	104.6	95.8	111.7	170.6	110.0	NM
Total vehicles	1,852.4	1,933.8	2,256.5	2,296.6	2,151.6	(4%)
Finance, insurance and other, net ("F&I")	219.2	194.0	177.9	166.4	193.7	13%
Total revenues	2,071.6	2,127.8	2,434.4	2,463.0	2,345.3	(3%)
Gross profit:						
Total new vehicles	-	-	0.1	1.1	1.1	0%
Used vehicles	16.5	15.2	(17.1)	4.4	(55.2)	8%
Wholesale vehicles	(1.8)	(1.3)	0.9	3.2	9.2	NM
Total vehicles	14.7	13.9	(16.1)	8.7	(44.9)	6%
Finance, insurance and other, net	219.2	194.0	177.9	166.4	193.7	13%
Total gross profit	233.9	207.9	161.8	175.1	148.8	13%
SG&A expenses	(172.8)	(165.7)	(247.0)	(269.9)	(197.8)	(4%)
Impairment charges	(0.2)	(2.7)	(78.3)	(204.9)	(0.1)	NM
Depreciation and amortization	(20.4)	(21.8)	(26.6)	(24.6)	(16.3)	6%
Operating income (loss)	40.5	17.7	(190.1)	(324.3)	(65.4)	128%
Interest expense, floor plan	(11.1)	(14.2)	(17.4)	(10.6)	(5.0)	22%
Interest expense, other, net	(1.5)	(2.7)	(3.2)	(3.9)	(1.7)	46%
Other income (expense), net	-	-	(0.1)	-	-	NM
Income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)	3383%
Unit sales volume:						
Retail new vehicles	-	-	11	152	128	0%
Used vehicles	67,636	69,053	73,676	64,107	77,835	(2%)
Wholesale vehicles	11,836	11,059	11,512	11,236	11,667	7%
Gross profit per unit ("GPU"):						
Retail new vehicles	N/A	N/A	$ 6,934	$ 7,510	$ 8,303	NM
Total used vehicle and F&I	$ 3,484	$ 3,029	$ 2,183	$ 2,657	$ 1,762	15%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
25

Non-GAAP Reconciliation – Annual Trend – EchoPark Segment

(In millions)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2021
Reported income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)
Impairment charges	0.2	2.7	78.3	204.9	0.1
Segment income (loss)	$ 28.1	$ 3.5	$ (132.5)	$ (133.9)	$ (72.0)
Acquisition and disposition-related (gain) loss	(0.9)	(2.1)	0.3	-	-
Severance and long-term compensation charges	-	2.8	5.1	-	6.5
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Excess compensation related to CDK outage	-	0.4	-	-	-
Closed store accrued expenses	-	2.1	-	-	-
Adjusted segment income (loss)	$ 27.2	$ 3.7	$ (112.8)	$ (133.9)	$ (65.5)
Reported gross profit	$ 233.9	$ 207.9	$ 161.8	$ 175.1	$ 148.8
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Adjusted gross profit	$ 233.9	$ 207.9	$ 171.8	$ 175.1	$ 148.8
Reported SG&A expenses	$ (172.8)	$ (165.7)	$ (247.0)	$ (269.9)	$ (197.8)
Acquisition and disposition-related (gain) loss	(0.9)	(2.1)	0.3	-	-
Severance and long-term compensation charges	-	2.8	5.1	-	6.5
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Excess compensation related to CDK outage	-	0.4	-	-	-
Closed store accrued expenses	-	2.1	-	-	-
Adjusted SG&A expenses	$ (173.7)	$ (165.5)	$ (237.3)	$ (269.9)	$ (191.3)
Adjusted SG&A expenses as a percentage of gross profit	74.2%	79.6%	138.2%	154.1%	128.6%
Income (loss) before taxes	$ 27.9	$ 0.8	$ (210.8)	$ (338.8)	$ (72.1)
Non-floor plan interest	1.6	2.6	3.2	3.7	1.7
Depreciation and amortization	20.4	21.6	26.6	24.8	16.4
Loss (gain) on exit of leased dealerships	-	(3.0)	4.3	-	-
Impairment charges	0.2	2.7	78.3	204.9	0.1
Severance and long-term compensation charges	-	2.9	5.1	-	8.0
Excess compensation related to CDK outage	-	0.4	-	-	-
Acquisition and disposition-related (gain) loss	(0.9)	(2.5)	0.3	-	(0.4)
Closed store accrued expenses	-	2.1	-	-	-
Used vehicle inventory valuation adjustment	-	-	10.0	-	-
Adjusted EBITDA	$ 49.2	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)
Adjusted EBITDA - Closed Stores	$ 0.9	$ (4.9)	$ (33.5)	$ (35.3)	$ (19.3)
Adjusted EBITDA - EchoPark Operations (with Holding Company)	48.3	32.5	(49.5)	(70.1)	(27.0)
Adjusted EBITDA - Total EchoPark Segment	$ 49.2	$ 27.6	$ (83.0)	$ (105.4)	$ (46.3)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
26

GAAP Income Statement – Quarterly Trend – EchoPark Segment

(In millions, except unit and per unit data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Q3 2026 Better / (Worse) % Change Year-Over-Year
Revenues:							
Used vehicles	$ 509.9	$ 499.0	$ 491.8	$ 407.5	$ 439.2	2%	16%
Wholesale vehicles	31.2	25.8	27.3	21.5	30.4	NM	NM
Total vehicles	541.1	524.8	519.1	429.0	469.6	3%	15%
Finance, insurance and other, net ("F&I")	54.9	58.1	61.4	51.7	52.9	(6%)	4%
Total revenues	596.0	582.9	580.5	480.7	522.5	2%	14%
Gross profit:							
Used vehicles	4.3	6.4	6.3	2.1	2.0	(33%)	115%
Wholesale vehicles	(0.3)	(0.2)	0.2	(0.3)	(0.5)	NM	NM
Total vehicles	4.0	6.2	6.5	1.8	1.5	(36%)	167%
Finance, insurance and other, net	54.9	58.1	61.4	51.7	52.9	(6%)	4%
Total gross profit	58.9	64.3	67.9	53.5	54.4	(8%)	8%
SG&A expenses	(48.3)	(47.3)	(42.7)	(42.2)	(43.5)	(2%)	(11%)
Impairment charges	-	-	-	-	-	NM	NM
Depreciation and amortization	(5.1)	(6.3)	(5.7)	(4.9)	(5.1)	20%	0%
Operating income (loss)	5.5	10.7	19.5	6.4	5.8	(49%)	(5%)
Interest expense, floor plan	(3.2)	(3.2)	(3.0)	(2.5)	(2.8)	(2%)	(14%)
Interest expense, other, net	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	4%	25%
Other income (expense), net	-	-	-	-	-	NM	NM
Income (loss) before taxes	$ 2.0	$ 7.2	$ 16.2	$ 3.6	$ 2.6	(72%)	(23%)
Unit sales volume:							
Used vehicles	19,923	19,601	19,326	15,743	16,353	2%	22%
Wholesale vehicles	3,488	3,468	3,127	2,365	3,224	1%	8%
Gross profit per unit ("GPU"):							
Total used vehicle and F&I	$ 2,972	$ 3,292	$ 3,502	$ 3,420	$ 3,359	(10%)	(12%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
27

Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment

(In millions)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Year-Over-Year
Reported income (loss) before taxes	$ 2.0	$ 7.2	$ 16.2	$ 3.6	$ 2.6	(72%)	(23%)
Impairment charges	-	-	-	-	-	NM	NM
Segment income (loss)	$ 2.0	$ 7.2	$ 16.2	$ 3.6	$ 2.6	(72%)	(23%)
Acquisition and disposition-related (gain) loss	-	-	-	-	0.1	NM	NM
Loss (gain) on exit of leased dealerships	0.6	-	(3.6)	-	-	NM	NM
Adjusted segment income (loss)	$ 2.6	$ 7.2	$ 12.6	$ 3.6	$ 2.7	(64%)	(4%)
Reported gross profit	$ 58.9	$ 64.3	$ 67.9	$ 53.5	$ 54.4	(8%)	8%
Reported SG&A expenses	$ (48.3)	$ (47.3)	$ (42.7)	$ (42.2)	$ (43.5)	(2%)	(11%)
Acquisition and disposition-related (gain) loss	-	-	-	-	0.1	NM	NM
Loss (gain) on exit of leased dealerships	0.6	-	(3.6)	-	-	NM	NM
Adjusted SG&A expenses	$ (47.7)	$ (47.3)	$ (46.3)	$ (42.2)	$ (43.4)	(1%)	(10%)
Adjusted SG&A expenses as a percentage of gross profit	81.1%	73.4%	68.2%	78.9%	79.8%	(770) bps	(130) bps
Income (loss) before taxes	$ 2.0	$ 7.2	$ 16.2	$ 3.6	$ 2.6	(72%)	(23%)
Non-floor plan interest	0.3	0.3	0.3	0.3	0.4	NM	NM
Depreciation and amortization	5.0	6.4	5.7	4.9	5.1	NM	NM
Loss (gain) on exit of leased dealerships	0.6	-	(3.6)	-	-	NM	NM
Acquisition and disposition-related (gain) loss	-	-	-	-	0.1	NM	NM
Adjusted EBITDA	$ 7.9	$ 13.9	$ 18.6	$ 8.8	$ 8.2	(43%)	(4%)
Adjusted EBITDA - Closed Stores	$ 0.2	$ 0.1	$ 0.8	$ 0.4	$ 0.1	NM	NM
Adjusted EBITDA - EchoPark Operations (with Holding Company)	7.7	13.8	17.8	8.4	8.1	(44%)	(5%)
Adjusted EBITDA - Total EchoPark Segment	$ 7.9	$ 13.9	$ 18.6	$ 8.8	$ 8.2	(43%)	(4%)

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

28

GAAP Income Statement – Annual Trend – Powersports Segment

(In millions, except unit and per unit data)	FY 2025	FY 2024	FY 2023	FY 2022	FY 2025 Better / (Worse) % Change Year-Over-Year
Revenues:					
Retail new vehicles	$ 105.5	$ 82.0	$ 88.6	$ 31.8	29%
Used vehicles	37.9	22.3	19.5	7.1	70%
Wholesale vehicles	2.4	2.3	2.6	0.3	NM
Total vehicles	145.8	106.6	110.7	39.2	37%
Parts, service and collision repair	48.9	43.6	45.3	11.7	12%
Finance, insurance and other, net ("F&I")	8.2	7.1	7.2	2.6	17%
Total revenues	202.9	157.3	163.2	53.5	29%
Gross profit:					
Retail new vehicles	15.7	11.5	16.6	6.3	36%
Used vehicles	6.8	5.3	5.4	2.0	28%
Wholesale vehicles	(0.1)	(0.3)	(0.2)	0.1	NM
Total vehicles	22.4	16.5	21.8	8.4	36%
Parts, service and collision repair	23.2	20.1	21.3	5.8	16%
Finance, insurance and other, net	8.2	7.1	7.2	2.6	17%
Total gross profit	53.8	43.7	50.3	16.8	23%
SG&A expenses	(41.8)	(35.9)	(38.9)	(12.3)	(17%)
Impairment charges	(7.6)	-	-	-	NM
Depreciation and amortization	(5.3)	(4.2)	(3.4)	(1.0)	(26%)
Operating income (loss)	(0.9)	3.6	8.0	3.5	(125%)
Interest expense, floor plan	(1.6)	(2.1)	(0.6)	-	23%
Interest expense, other, net	(2.8)	(2.6)	(1.7)	(1.0)	(8%)
Other income (expense), net	-	-	-	0.2	NM
Income (loss) before taxes	$ (5.3)	$ (1.1)	$ 5.7	$ 2.7	(403%)
Unit sales volume:					
Retail new vehicles	5,143	4,244	4,842	1,592	21%
Used vehicles	3,442	2,228	2,261	590	54%
Wholesale vehicles	278	146	216	35	90%
Gross profit per unit ("GPU"):					
Retail new vehicles	$ 3,050	$ 2,713	$ 3,435	$ 3,973	12%
Used vehicles	$ 1,980	$ 2,397	$ 2,394	$ 3,349	(17%)
F&I	$ 959	$ 1,092	$ 1,017	$ 1,205	(12%)

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports
NYSE SAH
29

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Powersports Segment 30 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2025 FY 2024 FY 2023 FY 2022 Reported income (loss) before taxes (5.3)$ (1.1)$ 5.7$ 2.7$ Impairment charges 7.6 - - - Segment income (loss) 2.3$ (1.1)$ 5.7$ 2.7$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted segment income (loss) 3.4$ (0.6)$ 5.7$ 2.7$ Reported SG&A expenses (41.8)$ (35.9)$ (38.9)$ (12.3)$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted SG&A expenses (40.7)$ (35.4)$ (38.9)$ (12.3)$ Adjusted SG&A expenses as a percentage of gross profit 75.8% 80.9% 77.2% 73.4% Income (loss) before taxes (5.3) (1.1) 5.7 2.7 Non-floor plan interest 2.8 2.6 1.7 1.0 Depreciation and amortization 5.3 4.3 3.4 0.9 Impairment charges 7.6 - - - Severance and long-term compensation charges - 0.5 - - Acquisition and disposition-related (gain) loss 1.1 - - - Adjusted EBITDA 11.5$ 6.3$ 10.8$ 4.6$

GAAP Income Statement – Quarterly Trend – Powersports Segment

(In millions, except unit and per unit data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Year-Over-Year
Revenues:							
Retail new vehicles	$ 53.0	$ 37.9	$ 22.3	$ 20.4	$ 38.8	40%	37%
Used vehicles	26.4	16.4	9.2	6.6	17.2	61%	53%
Wholesale vehicles	1.6	1.0	0.2	0.4	1.0	NM	NM
Total vehicles	81.0	55.3	31.7	27.4	57.0	47%	42%
Parts, service and collision repair	28.0	14.7	7.4	7.5	23.8	90%	18%
Finance, insurance and other, net ("F&I")	4.7	3.5	1.8	1.5	3.3	35%	42%
Total revenues	113.7	73.5	40.9	36.4	84.1	55%	35%
Gross profit:							
Retail new vehicles	7.5	5.5	3.2	3.0	6.1	36%	23%
Used vehicles	3.4	3.2	1.6	1.2	2.9	7%	17%
Wholesale vehicles	(0.1)	(0.1)	-	-	(0.1)	NM	NM
Total vehicles	10.8	8.6	4.8	4.2	8.9	26%	21%
Parts, service and collision repair	13.8	7.6	3.5	3.7	11.1	82%	24%
Finance, insurance and other, net	4.7	3.5	1.8	1.5	3.3	35%	42%
Total gross profit	29.3	19.7	10.1	9.4	23.3	49%	26%
SG&A expenses	(17.8)	(14.5)	(9.9)	(9.0)	(13.0)	(23%)	(37%)
Impairment charges	-	-	-	-	-	NM	NM
Depreciation and amortization	(1.7)	(1.7)	(1.2)	(1.4)	(1.3)	(1%)	(31%)
Operating income (loss)	9.8	3.5	(1.0)	(1.0)	9.0	177%	9%
Interest expense, floor plan	(1.1)	(0.3)	(0.4)	(0.3)	(0.4)	(220%)	(175%)
Interest expense, other, net	(0.8)	(0.8)	(0.7)	(0.7)	(0.7)	6%	(14%)
Other income (expense), net	-	(0.1)	0.1	-	(0.1)	NM	NM
Income (loss) before taxes	$ 7.9	$ 2.3	$ (2.0)	$ (2.0)	$ 7.8	237%	1%
Unit sales volume:							
Retail new vehicles	2,211	1,775	1,124	1,085	1,671	25%	32%
Used vehicles	1,898	1,317	832	640	1,407	44%	35%
Wholesale vehicles	109	70	49	76	84	NM	NM
Gross profit per unit ("GPU"):							
Retail new vehicles	$ 3,378	$ 3,107	$ 2,891	$ 2,742	$ 3,655	9%	(8%)
Used vehicles	$ 1,805	$ 2,402	$ 1,938	$ 1,927	$ 2,048	(25%)	(12%)
F&I	$ 1,148	$ 1,125	$ 907	$ 874	$ 1,066	2%	8%

Note: Gross profit per unit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

31

Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment

(In millions)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q3 2026 Better / (Worse) % Change Sequential	Q3 2026 Better / (Worse) % Change Year-Over-Year
Reported income (loss) before taxes	$ 7.9	$ 2.3	$ (2.0)	$ (2.0)	$ 7.8	237%	1%
Impairment charges	-	-	-	-	-	NM	NM
Segment income (loss)	$ 7.9	$ 2.3	$ (2.0)	$ (2.0)	$ 7.8	237%	1%
Acquisition and disposition-related (gain) loss	-	-	-	-	0.2	NM	NM
Adjusted segment income (loss)	$ 7.9	$ 2.3	$ (2.0)	$ (2.0)	$ 8.0	237%	(1%)
Reported gross profit	$ 29.3	$ 19.7	$ 10.1	$ 9.4	$ 23.3	49%	26%
Reported SG&A expenses	$ (17.8)	$ (14.5)	$ (9.9)	$ (9.0)	$ (13.0)	(23%)	(37%)
Acquisition and disposition-related (gain) loss	-	-	-	-	0.2	NM	NM
Adjusted SG&A expenses	$ (17.8)	$ (14.5)	$ (9.9)	$ (9.0)	$ (12.8)	(23%)	(39%)
Adjusted SG&A expenses as a percentage of gross profit	60.7%	73.5%	97.7%	96.2%	55.1%	1,280 bps	(560) bps
Income (loss) before taxes	$ 7.9	$ 2.3	$ (2.0)	$ (2.0)	$ 7.8	237%	1%
Non-floor plan interest	0.8	0.8	0.7	0.7	0.7	NM	NM
Depreciation and amortization	1.8	1.8	1.2	1.4	1.4	NM	NM
Impairment charges	-	-	-	-	-	NM	NM
Acquisition and disposition-related (gain) loss	-	-	-	-	0.2	NM	NM
Adjusted EBITDA	$ 10.5	$ 4.9	$ (0.1)	$ 0.1	$ 10.1	114%	4%

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

NYSE SAH

32

Non-GAAP Reconciliation – SG&A Expenses as % of Gross Profit Franchised Dealerships Segment

(In millions)	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	Q3 2025	Q3 2026
Reported:							
Compensation	$ 719.6	$ 858.0	$ 856.6	$ 892.4	$ 956.9	$ 248.9	$ 248.7
Advertising	26.1	36.9	40.5	55.1	69.9	18.8	19.6
Rent	46.6	42.4	40.3	39.2	44.3	12.7	12.2
Other	284.6	335.7	377.2	388.7	392.5	114.7	120.2
Total SG&A expenses	$ 1,076.9	$ 1,273.0	$ 1,314.6	$ 1,375.4	$ 1,463.6	$ 395.1	$ 400.7
Adjustments:							
Acquisition and disposition-related gain (loss)	$ (1.2)	$ 9.1	$ 20.9	$ 3.5	$ (5.5)	$ (2.8)	$ -
Severance and long-term compensation charges	-	(4.4)	-	(2.2)	-	-	-
Storm damage charges	-	-	(1.9)	(8.3)	(5.0)	-	(0.9)
Excess compensation related to CDK outage	-	-	-	(11.0)	-	-	-
Cyber insurance proceeds	-	-	-	10.0	40.0	-	-
Legal settlements	-	-	-	-	(0.7)	(0.7)	1.0
Gain (loss) on exit of leased dealerships	-	-	-	-	-	-	(0.6)
Total SG&A adjustments	(1.2)	4.7	19.0	(8.0)	28.8	(3.5)	(0.5)
Adjusted:							
Adjusted SG&A expenses	$ 1,075.7	$ 1,277.7	$ 1,333.6	$ 1,367.4	$ 1,492.4	$ 391.6	$ 400.2
Reported:							
Compensation	40.8%	40.4%	42.1%	46.0%	45.7%	46.3%	47.0%
Advertising	1.5%	1.7%	2.0%	2.8%	3.3%	3.5%	3.7%
Rent	2.6%	2.0%	2.0%	2.0%	2.1%	2.4%	2.3%
Other	16.1%	15.8%	18.5%	20.1%	18.8%	21.3%	22.7%
Total SG&A expenses as % of gross profit	61.0%	59.9%	64.6%	70.9%	69.9%	73.5%	75.7%
Adjustments:							
Acquisition and disposition-related gain (loss)	(0.1%)	0.4%	1.1%	0.2%	(0.3%)	(0.6%)	0.0%
Severance and long-term compensation charges	0.0%	(0.2%)	0.0%	(0.1%)	0.0%	0.0%	0.0%
Storm damage charges	0.0%	0.0%	(0.1%)	(0.5%)	(0.2%)	0.0%	(0.2%)
Excess compensation related to CDK outage	0.0%	0.0%	0.0%	(0.7%)	0.0%	0.0%	0.0%
Cyber insurance proceeds	0.0%	0.0%	0.0%	0.6%	1.8%	0.0%	0.0%
Legal settlements	0.0%	0.0%	0.0%	0.0%	0.0%	(0.1%)	0.2%
Gain (loss) on exit of leased dealerships	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.1%)
Total effect of adjustments	(0.1%)	0.2%	1.0%	(0.5%)	1.3%	(0.7%)	(0.1%)
Adjusted:							
Compensation	40.8%	40.2%	42.1%	45.2%	45.7%	46.3%	47.0%
Advertising	1.5%	1.7%	2.0%	2.8%	3.3%	3.5%	3.7%
Rent	2.6%	2.0%	2.0%	2.0%	2.1%	2.4%	2.3%
Other	16.0%	16.2%	19.5%	20.4%	20.1%	20.6%	22.6%
Total adjusted SG&A expenses as % of gross profit	60.9%	60.1%	65.6%	70.4%	71.2%	72.8%	75.6%
Reported:							
Total gross profit	$ 1,765.6	$ 2,125.1	$ 2,033.6	$ 1,941.2	$ 2,095.2	$ 537.7	$ 529.3
Excess compensation related to CDK outage	-	-	-	2.0	-	-	-
Adjusted gross profit	$ 1,765.6	$ 2,125.1	$ 2,033.6	$ 1,943.2	$ 2,095.2	$ 537.7	$ 529.3

Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts.

NM = Not Meaningful

Sonic Automotive EchoPark Automotive Sonic Powersports

NYSE SAH

33

Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Cody Karns, Senior Manager, Investor Relations & Capital Strategy Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com